UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010 (March 20, 2010)

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2010, Bottling Holdings (Luxembourg) s.a.r.l. (“Luxco”), an indirect wholly-owned subsidiary of Coca-Cola Enterprises Inc. (“CCE” or the “Company”), and The Coca-Cola Company (“TCCC”) entered into an agreement (the “Norway-Sweden SPA”) pursuant to which Luxco will acquire TCCC’s bottling operations in Norway and Sweden (the “Norway-Sweden Acquisition”). Pursuant to the Nordic Letter Agreement executed in connection therewith, the Norway-Sweden Acquisition was agreed to in principle as part of the Merger Agreement referred to below. As contemplated by the Nordic Letter Agreement, pursuant to the Norway-Sweden SPA, Luxco will purchase all of the issued and outstanding shares of Coca-Cola Drikker AS and Coca-Cola Drycker Sverige AB (the “Norway and Sweden Companies”) from a subsidiary of TCCC (“Seller”) for $822,000,000 (the “Base Purchase Price”).

As previously disclosed, on February 25, 2010, TCCC, the Company, International CCE, Inc., a Delaware corporation wholly-owned by the Company (“Splitco”) and Cobalt Subsidiary LLC, a Delaware limited liability company wholly-owned by TCCC (“Merger Sub”) entered into a Business Separation and Merger Agreement (the “Merger Agreement” and together with the Norway-Sweden SPA, the “Agreements”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of TCCC. The Merger Agreement also provides for the split-off (together with the Merger and the Norway-Sweden Acquisition, the “Transaction”) of the Company’s businesses of marketing, production and distribution of non-alcoholic beverages outside of the United States, Canada, the British Virgin Islands, the United States Virgin Islands and the Cayman Islands, to Splitco. Following the Transaction, Luxco will be a wholly-owned subsidiary of Splitco and will hold TCCC’s Norwegian and Swedish bottling operations.

The Agreements were entered into following review and approval of the Transaction by the Company’s Affiliated Transaction Committee, comprised of independent directors and represented by independent financial advisors and legal counsel, recommendation of the Transaction and Agreements by the Affiliated Transaction Committee to the Board of Directors of the Company and review and approval of the Transaction and Agreements by the Board of Directors of the Company (with Board members related to TCCC abstaining from the vote approving entry into the Transaction).

The consummation of the Norway-Sweden Acquisition is subject to various conditions, including the absence of legal prohibitions and the receipt of requisite regulatory approvals, the absence of pending actions by any governmental entity that would prevent the consummation of the transaction, the satisfaction or waiver of the conditions to the transactions under the Merger Agreement and there being no material adverse effect (as defined in the Norway-Sweden SPA) on the Norway and Sweden business. At the closing, the parties will enter into a Corporate Name Letter and a Bottler’s Agreement, each in a form attached as an exhibit to the Norway-Sweden SPA.

The Norway-Sweden SPA includes customary representations, warranties and covenants by, and termination rights in favor of, the parties. The Base Purchase Price is subject to adjustment based upon the net working capital of the Norway and Sweden Companies at closing, and based upon EBITDA (as defined) of the Norway and Sweden Companies for the year ended December 31, 2010. The obligations of Seller and Luxco under the Norway-Sweden SPA are guaranteed, respectively, by (i) TCCC and (ii) CCE, prior to the closing of the Transaction, and Splitco, following such closing.

TCCC owns approximately 34% of the outstanding common stock of the Company, and, during 2009, over 90% of the Company’s sales volume represented products of TCCC. In addition, one member of the Company’s Board of Directors is a current executive officer of TCCC, and another member of the Company’s Board of Directors is a former executive officer of, and current consultant to, TCCC.

The foregoing summary of the Agreements, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement attached as Exhibit 2.1 (the Norway-Sweden SPA) and incorporated herein by reference.

The Norway-Sweden SPA attached hereto and incorporated herein has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Splitco, Luxco, TCCC or Seller. The representations, warranties and covenants contained in such agreement were made solely for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to such agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under such agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Splitco, Luxco, TCCC or Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Share Purchase Agreement dated as of March 20, 2010 (the “Norway-Sweden SPA”) among the Company, Splitco, TCCC and Luxco, together with the following exhibits*:

	Exhibit I	Form of Corporate Name Letter

	Exhibit II	Form of Bottler’s Agreement

*	Certain schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: March 22, 2010	By:	/S/ WILLIAM T. PLYBON
	Name:	William T. Plybon
	Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement dated as of March 20, 2010 among the Company, Splitco, TCCC and Luxco, together with the following exhibits*:

	Exhibit I	Form of Corporate Name Letter

	Exhibit II	Form of Bottler’s Agreement

*	Certain schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted schedules upon request.